UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

            QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 1, 1996

                          Commission File No. 0-20293

                          UNION BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)

               Virginia                            54-1598552
        (State of Incorporation)         (I.R.S. Employer Identification No.)

                             211 North Main Street
                                  P.O. Box 446
                         Bowling Green, Virginia 22427
                    (Address of principal executive offices)

                                 (804) 633-5031
              (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets

        On September 1, 1996 Union Bankshares Corporation, a Virginia corporation ("Union"), acquired King George State Bank Inc., King George, Virginia ("King George"), through a statutory share exchange with King George (the "Merger"). The Merger was accounted for as a pooling of interests business combination. Union issued 275,000 shares of common stock for all the outstanding common shares of King George. The exchange ratio was 5.5 shares of Union common stock for each share of King George common stock outstanding on September 1, 1996. Upon consummation of the Merger on September 1, 1996, Union had outstanding a total of 3,567,049 shares of common stock.

        King George State Bank operates from a single location in King George County, Virginia, and will continue to carry on its banking business in substantially the same manner as before the Merger.

        For additional information concerning the Merger, reference is made to the Registration Statement on Form S-4 (No. 333-6631) filed by Union and declared effective on July 17, 1996.

Item 7.  Financial Statements and Exhibits

        (a)    Financial Statements of the Business Acquired

        The financial statements of King George are included in Exhibit 99.1 of this filing and include the balance sheets of King George as of December 31, 1995 and 1994, and the related statements of income, changes in stockholders' equity, and cash flows for each of the years in the three year period ended December 31, 1995, and the report of Smith & Eggleston, P. C., independent auditors, dated February 16, 1996 thereon.

        Interim financial statements as of June 30, 1996 and for the six months then ended are not included in this Report because it was impracticable to provide this information in the required format within the prescribed time period. This interim financial information will be provided as soon as practicable (and in any event by October 4, 1996) by the filing of an amendment to this Report.

        (b)    Pro Forma Financial Information
        Pro forma condensed financial information regarding the Merger is included in Exhibit 99.2 of this filing.

        (c)    Exhibits

        Exhibit 99.1: Financial statements King George as of December 31, 1995 and for the period then ended.

        Exhibit 99.2: Pro forma condensed financial information regarding the Merger.

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               Signatures

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNION BANKSHARES CORPORATION

Date:  September 13, 1996                   By:  /s/ D. ANTHONY PEAY
                                                -------------------
                                                 D. Anthony Peay
                                                 Vice President and
                                                 Chief Financial Officer